MONTHLY SERVICING STATEMENT

Household Mortgage Loan Trust 2003-HC1

Payment Number	26
Beginning Date of Collection Period	01-Jul-05
End Date of Collection Period	31-Jul-05
Payment Date	22-Aug-05
Previous Payment Date	20-Jul-05

Funds Disbursement
Collected Funds	20,281,360.95
Available Payment Amount	20,100,182.79
Principal Collections	17,008,385.18
Interest Collections (net of servicing fee)	3,091,797.61
Net of Principal Recoveries	2,999,503.33
Principal Recoveries	92,294.28
Servicing Fee	181,178.16
Skip-A-Pay Advance	0.00
Skip-A-Pay Reimbursement	0.00

Disbursements	20,281,360.95
Interest Paid to Notes	973,511.38
Principal Paid to Notes	17,695,043.26
Transferor - pursuant to 5.01 (a) (xii)	1,431,628.15
Servicing Fee	181,178.16

Pool Balance
Beginning Pool Balance	434,827,572.21
Principal Collections (including repurchases)	17,008,385.18
Additional Principal Reduction Amount	686,658.08
Ending Pool Balance	417,132,528.95

Collateral Performance
Cash Yield (% of beginning balance)	8.78%
Loss Rate (net of principal recoveries; % of beginning balance)	1.64%
Net Yield	7.14%
Realized Losses	594,363.80
Cumulative Realized Losses	10,775,294.39
Cumulative Loss Percentage	0.82%
Delinquent Loans
One Payment Principal Balance of loans	16,811,536.07
One Payment Number of loans	152
Two Payments Principal Balance of loans	4,886,212.47
Two Payments Number of loans	48
Three+ Payments Principal Balance of loans	29,936,285.91
Three+ Payments Number of loans	293
Two+ Payments Delinquency Percentage	8.35%
Two+ Payments Rolling Average	8.08%

Mortgage Loan Detail
Number of loans purchased or substituted pursuant to Section 2.02	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.02
Number of loans purchased or substituted pursuant to Section 2.04	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 2.04
Number of loans purchased or substituted pursuant to Section 3.01	0
Principal Balance and accrued and unpaid interest of loans repurchased or substituted pursuant to Section 3.01
Substitution Adjustment Amounts	0.00
Number outstanding beginning of period	3,777
Number outstanding end of period	3,644
Number of REO as of the end of the Collection Period	98
Principal Balance of REO as of the end of the Collection Period	8,016,769.30

Overcollateralization
Begin OC Amount	157,549,648.94
OC Release Amount	0.00
Extra Principal Payment Amount	0.00
End OC Amount	157,549,648.94
Target OC Amount	157,549,648.94
Interim OC Amount	157,549,648.94
Interim OC Deficiency	0.00
Monthly Excess Cashflow	1,431,628.15
Principal Payment Amount	17,008,385.18
Principal Collections	17,008,385.18
OC Release Amount	0.00

Other
Stepdown	No
Trigger Event	No
Event of Default	No
Master Servicer Termination Event	No
Cut-Off Date Pool Balance	1,312,913,741.20
Accrued Servicing Fee unpaid for previous Collection Periods	0.00

Interest Calculations
1 month LIBOR	3.43000%
Class A Formula Rate (1-mo. Libor plus 35bps)	3.78000%
Class A Note Rate	3.78000%
Class M Formula Rate (1-mo. Libor plus 65bps)	4.08000%
Class M Note Rate	4.08000%
Available Funds Cap	7.80693%

Class A Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	15.572035
2. Principal Payment per $1,000	14.770080
3. Interest Payment per $1,000	0.801955

B. Calculation of Class A Interest Due & Paid
1. Class A Note Rate	3.78000%
2. Days in Accrual Period	33
3. Class A Interest Due	800,201.47
4. Class A Interest Paid	800,201.47
5. Class A Supplemental Interest Amount Paid	0.00
6. Class A Interest Carry Forward Amount Paid	0.00
7. Class A Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class A Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class A Principal Due & Paid
1. Class A Note Principal Amount, BOP	230,938,374.60
2. Class A Principal Due	14,737,792.61
3. Class A Principal Paid	14,737,792.61
4. Class A Principal Carry Forward Amount Paid	0.00
5. Class A unpaid Principal Carry Forward Amount	0.00
6. Class A Note Principal Amount, EOP	216,200,581.99
7. Class A Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	23.144431%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	21.667423%
8. Ending Class A Note Principal Amount as a % of the Pool Balance, EOP	51.830190%

Class M Noteholder's Statement
A. Information on Payments
1. Total Payment per $1,000	15.635682
2. Principal Payment per $1,000	14.770080
3. Interest Payment per $1,000	0.865602

B. Calculation of Class M Interest Due & Paid
1. Class M Note Rate	4.08000%
2. Days in Accrual Period	33
3. Class M Interest Due	173,309.91
4. Class M Interest Paid	173,309.91
5. Class M Supplemental Interest Amount Paid	0.00
6. Class M Interest Carry Forward Amount Paid	0.00
7. Class M Unpaid Interest Carry Forward Amount, EOP	0.00
8. Class M Unpaid Supplemental Interest Amount, EOP	0.00

C. Calculation of Class M Principal Due & Paid
1. Class M Note Principal Amount, BOP	46,339,548.67
2. Class M Principal Due	2,957,250.65
3. Class M Principal Paid	2,957,250.65
4. Class M Principal Carry Forward Amount Paid	0.00
5. Class M Unpaid Principal Carry Forward Amount	0.00
6. Class M Note Principal Amount, EOP	43,382,298.02
7. Class M Pool Factor
a. Beginning Note Principal Amount as a % of Original Note Principal Amount	23.144431%
b. Ending Note Principal Amount as a % of Original Note Principal Amount	21.667423%
8. Ending Class M Note Principal Amount as a % of the Pool Balance, EOP	10.400123%

HSBC FINANCE CORPORATION, successor by merger to
Household Finance Corporation ("HSBC Finance")
Household Mortgage Loan Trust 2003-HC1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to
Household Finance Corporation ("HSBC Finance"), as Master
Servicer ( the "Servicer" ), pursuant to a Sale and Servicing Agreement dated as of July 2, 2003 (the "Sale and Servicing Agreement"), by and among Household Mortgage
Funding Corporation III, as Depositor, Household Mortgage Loan Trust 2003-HC1, the Servicer, and JPMorgan
Chase Bank as Indenture Trustee, does hereby certify with
respect to the information set forth below as follows:

1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Sale and
Servicing Agreement.

2. HSBC Finance is, as of the date hereof, the
Master Servicer under the Sale and Servicing Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Payment Date occurring on August 22, 2005

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Sale and
Servicing Agreement through the Collection Period
preceding such Payment Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Event of Default has been deemed to have occurred on or prior to such Payment Date.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate the 17th day of August, 2005.

HSBC FINANCE CORPORATION
as Master Servicer,

BY: /s/ J. A. Bevacqua
A Servicing Officer